Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Litigation

The Company from time to time, is party to pending or threatened legal proceedings. The Company recognizes a liability for contingencies, including an estimate of legal costs to be incurred, when information available indicates both a loss is probable and the amount of the loss can be reasonably estimated. Based upon information presently available, and in light of available legal and other defenses, contingent liabilities arising from threatened and pending litigation are not considered material in relation to the respective financial positions of the Company.

Operating Leases
The Company leases buildings in Bridgewater, New Jersey and Marlborough, Massachusetts, expiring in June 2023 and February 2024, respectively. In addition to rent expense, the Company is obligated to pay costs of insurance, taxes, repairs and maintenance pursuant to the terms of the building leases. The rental payments include the minimum rentals plus common area maintenance charges. The leases include renewal options.
Rental expense under all operating leases amounted to $0.2 million and $0.5 million for the three months ended September 30, 2018 and 2017, respectively. Rental expense under all operating leases amounted to $0.5 million and $1.5 million for the nine months ended September 30, 2018 and 2017, respectively.
Capital Lease
In January 2018, the Company executed a capital lease with Winthrop Resources Corporation ("Winthrop") for laptops and other electronic equipment. The initial term of the lease expires in January 2021, then continues year to year until terminated. At the end of the initial term, the Company has the option to purchase the leased equipment in whole for a mutually agreed upon price.
The assets under this capital lease were recorded at the present value of the minimum lease payments, which amounted to $0.3 million upon commencement and is depreciated over the term of the lease. The Company is obligated to pay $0.1 million of interest expense under the capital lease.
Depreciation expense for assets under the capital lease amounted to a de minimis amount and $0.1 million for the three and nine months ended September 30, 2018. There was no depreciation expense related to capital leases in 2017. The carrying value of the asset at September 30, 2018 was $0.3 million.
At September 30, 2018, the Company had the following minimum lease commitments:

(Dollars in thousands)
Year ending December 31:
2018	$119
2019	531
2020	541
2021	434
2022	436
Thereafter	389
Total	$2,450

The Company is obligated to pay $0.1 million of interest expense under the capital lease.

Development Agreement

On April 16, 2018, the Company entered into an agreement with Glooko, a leader in diabetes data management. With this agreement, the Company will provide future V-Go SIM (Simple Insulin Management) users with Glooko’s cloud-based mobile and web diabetes data management platform to help track and analyze their diabetes care plan. Users can also share their data with their providers. Pursuant to the agreement, the Company was obligated to pay a one-time integration fee of $0.1 million, as well as an annual maintenance fee of $0.1 million as well as a monthly fee per user. The initial term of the agreement is for 3 years, with renewal options available in yearly increments thereafter.

Licensing Agreement
Pursuant to a formation agreement, dated as of August 22, 2006 (the "Formation Agreement"), BioValve and BTI Technologies Inc. ("BTI"), a wholly owned subsidiary of BioValve, contributed to Valeritas, Inc. (formerly Valeritas, LLC) all of their right, title and interest in and to all of the assets, properties and rights of BioValve and BTI to the extent related to BioValve's drug delivery/medical device initiative, consisting of patents and equipment, hereafter referred to as the Device Assets.
On August 26, 2008, the Formation Agreement was amended and the Company agreed to pay BioValve an amount equal to 9% of any cash received from upfront license or signing fees and any cash development milestone payments received by the Company in connection with licenses or grants of third party rights to the use in development or commercialization of the Company's Rapid Infuser Technology. In certain circumstances the Company would owe 10% of such payments received. As of September 30, 2018 and December 31, 2017, no amounts were owed under this agreement. Although the Company believes the intellectual property rights around this technology have value, the technology licensed under this agreement is not used in V-Go or any current products under development.

COMMITMENTS
Operating Leases
The Company leases buildings in Shrewsbury, Massachusetts and Bridgewater, New Jersey and equipment under operating lease agreements, expiring in October 2017 and June 2023, respectively. In May 2017, the Company executed a lease agreement for office space in Marlborough, Massachusetts, expiring in 2024, which replaced the Shrewsbury, Massachusetts office space in October 2017. In addition to rental expense, the Company is obligated to pay costs of insurance, taxes, repairs and maintenance pursuant to the terms of the leases. The rental payments include the minimum rentals plus common area maintenance charges. The leases include renewal options.
Rental expense under operating leases amounted to $1.9 million and $1.3 million for the years ended December 31, 2017 and 2016, respectively.
At December 31, 2017, the Company had the following minimum lease commitments:

(Dollars in thousands)
Year Ended December 31:
2018	$453
2019	523
2020	534
2021	437
2022	436
2023	355
2024	34
Total	$2,772

Licensing Agreement
Pursuant to a formation agreement, dated as of August 22, 2006 (the "Formation Agreement"), BioValve Technologies, Inc. ("BioValve") and BTI Technologies Inc. ("BTI"), a wholly owned subsidiary of BioValve, contributed to Valeritas, Inc. (formerly Valeritas, LLC) all of their right, title and interest in and to all of the assets, properties and rights of BioValve and BTI to the extent related to BioValve’s drug delivery/medical device initiative, consisting of patents and equipment, hereafter referred to as the Device Assets.
On August 26, 2008, the Formation Agreement was amended and the Company agreed to pay BioValve an amount equal to 9% of any cash received from upfront license or signing fees and any cash development milestone payments received by the Company in connection with licenses or grants of third party rights to the use in development or commercialization of the Company's Rapid Infuser Technology. In certain circumstances the Company would owe 10% of such payments received. As of December 31, 2017 and 2016, no amounts were owed under this agreement. Although the Company believes the intellectual property rights around this technology have value, the technology licensed under this agreement is not used in the V-Go or any current products under development.